PROJECT PROFILE

Montclare Sr. Residences of Englewood Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $25.4 million new construction of the Montclare Sr. Residences of Englewood development in Chicago, IL. The seven story project will create 102 new units of affordable Senior housing. It is located in the Englewood neighborhood on the West Side of Chicago.

HIT ROLE	The HIT is purchasing $2.3 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Love Funding Corporation. The loan will be collateralized with a mortgage loan insured under Section 241 (a) of the National Housing Act.

SOCIAL IMPACT	This project will be the 4th Montclare project financed by the HIT. It will be located the West Side of Chicago in a primarily residential neighborhood. The project will consist primarily of one-bedroom, one-bathroom units with a bathroom. The project will also include an outdoor courtyard with patio, beauty salon, and reading room for its residents.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $2.3 Million	Total Development Cost $25.4 Million	102 Units of housing.	352,240 Hours of Union Construction Work Generated	$5.6 Million Tax revenue generated	$48.5 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Montclare Sr. Residences of Englewood Chicago, IL

“Even in today’s turbulent economy, the HIT continues to meet its investment objectives while also creating jobs and affordable housing.”

— Chang Suh, Chief Executive Officer AFL-CIO Housing Investment Trust

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com